SECRETARY OF STATE

STATE OF NEVADA

# CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **MIRADOR, INC.**, did on September 17, 2009, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 22, 2009.

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20090918-0563
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

# Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Corporation:** Mirador, Inc.

**2. Registered Agent for Service of Process:** (check only one box)

[X] Commercial Registered Agent: Corporate Capital Formation, Inc.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

**3. Authorized Stock:** (number of shares corporation is authorized to issue)

Number of shares with par value: 75,000,000 | Par value per share: $ .001 | Number of shares without par value:

**4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Stephen A. Schramka
Name
420 Nellis Blvd. Ste. 131 | Las Vegas | NV | 89110
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

**5. Purpose:** (optional; see instructions)

*The purpose of the corporation shall be:*
Any Legal Purpose

**6. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator)

Stephen A. Schramka
Name
X [signature]
Incorporator Signature
420 Nellis Blvd. Ste. 131 | Las Vegas | NV | 89110
Address | City | State | Zip Code

**7. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity.*

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
09/17/09
Date

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

# Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

**This form may be submitted by:** a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Acceptance of Appointment by Registered Agent

In the matter of Mirador, Inc.
Name of Represented Business Entity

I, Corporate Capital Formation, Inc. am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only only one)

a) ☐ commercial registered agent listed with the Nevada Secretary of State,

b) ☐ noncommercial registered agent with the following address for service of process:

| Street Address | City | Nevada | Zip Code |
|---|---|---|---|
| Mailing Address (if different from street address) | City | Nevada | Zip Code |

c) ☐ represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

| Street Address | City | Nevada | Zip Code |
|---|---|---|---|
| Mailing Address (if different from street address) | City | Nevada | Zip Code |

and hereby state that on ________ (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Date 09/17/09

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer

Date

Nevada Secretary of State Form RA Acceptance
Revised: 12-8-08

**ROSS MILLER**
**Secretary of State**
**206 North Carson Street**
**Carson City, Nevada 89701-4299**
**(775) 684 5708**
**Website: secretaryofstate.biz**

| | |
|---|---|
| Filed in the office of | Document Number |
| ROSS MILLER | 200906834-27 |
| Ross Miller | Filing Date and Time |
| Secretary of State | 9/17/2009 7:43: AM |
| State of Nevada | Entity Number |
| | **E0505712009-8** |

# Articles of Incorporation

(PURSUANT TO NRS 78)

1. **Name of Corporation:** MIRADOR, INC.

2. **Resident Agent Name and Street Address:** **Corporate Capital Formation, Inc.** 2724 Otter Creek Ct #101 Las Vegas Nevada 89117

3. **Shares:** Number of shares with par value: 75,000,000 Par value per share $.001 Number of shares without par value:

4. **Names & Addresses Of the Board of Directors/Trustees:** Stephen A Schramka 420 Nellis Blvd. Ste. 131 Las Vegas Nevada 89110

5. **Purpose:** The purpose of this Corporation shall be: Any Legal Purpose

6. **Name, Address And Signature of incorporator:** **Stephen A. Schramka** 420 Nellis Blvd. Ste. 131 Las Vegas Nevada 89110 **X /s/Stephen A. Schramka**

7. **Certificate of Acceptance of Appointment of Resident Agent:** I hereby accept appointment as Resident Agent for the above named corporation
X /s/ Roger Coleman 9/17/09

STATE OF NEVADA

MIRHDOR, INC

**ROSS MILLER**
*Secretary of State*

**SCOTT W. ANDERSON**
*Deputy Secretary for Commercial Recordings*

OFFICE OF THE
SECRETARY OF STATE

**Commercial Recording Division**
*202 N. Carson Street*
*Carson City, NV 89701-4069*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

CORPORATE CAPITAL FORMATION, INC.
2724 OTTER CREEK CT 101
LAS VEGAS, NV 89117-1732

**Job:C20090918-0563**
September 22, 2009

**Special Handling Instructions:**
NF 1FSC FAX 9/22 GR

**Charges**

| Description | Document Number | Filing Date/Time | Qty | Price | Amount |
|---|---|---|---|---|---|
| Articles of Incorporation | 20090687834-27 | 9/17/2009 7:43:07 AM | 1 | $75.00 | $75.00 |
| Total | | | | | $75.00 |

**Payments**

| Type | Description | Amount |
|---|---|---|
| Credit | 190053\|09092221452135 | $75.00 |
| Total | | $75.00 |

**Credit Balance:** $0.00

**Job Contents:**

| | |
|---|---|
| File Stamped Copy(s): | 1 |
| Corp Charter(s): | 1 |
| ILO-ALO Profit(s): | 1 |

CORPORATE CAPITAL FORMATION, INC.
2724 OTTER CREEK CT 101
LAS VEGAS, NV 89117-1732

MIRADOR, FKA.

STATE OF NEVADA

ROSS MILLER
*Secretary of State*

SCOTT W. ANDERSON
*Deputy Secretary for Commercial Recordings*

NICOLE J. LAMBOLEY
*Chief Deputy Secretary of State*

MATTHEW M. GRIFFIN
*Deputy Secretary for Elections*

CHRIS LEE
*Deputy Secretary for Southern Nevada*

KATE THOMAS
*Deputy Secretary for Operations*

OFFICE OF THE
SECRETARY OF STATE

# Fax Transmission

To: CORPORATE CAPITAL FORMATION INC.

From:

Subject: Nevada Filing Correspondence for Job C20090918-0563

**Message:**

NEVADA STATE CAPITOL
101 N. Carson Street, SUITE 3
Carson City, Nevada 89701
Telephone: (775) 684-5708
Fax: (775) 684-5725

COMMERCIAL RECORDINGS
MEYER'S ANNEX OFFICE
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone: (775) 684-5708
Fax: (775) 684-5725

LAS VEGAS OFFICE
555 E. Washington Avenue
Las Vegas, Nevada 89101
SECURITIES: SUITE 5200
Telephone: (702) 486-2440
Fax: (702-486-2452
CORPORATIONS: SUITE 4000
Telephone: (702) 486-2880
Fax: (702) 486-2888

SECURITIES SATELLITE OFFICE
1755 E. Plumb Lane, SIUTE 231
Reno, Nevada 89502-3691
Telephone: (775) 688-1855
Fax: (775) 688-1858

**(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF**

MIRADOR, INC.

(Name of Corporation)

FILE NUMBER

E0505712009-8

FOR THE FILING PERIOD OF SEP, 2009 TO SEP, 2010. Due by Oct 31, 2009

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CORPORATE CAPITAL FORMATION, INC.
2724 OTTER CREEK CT 101
LAS VEGAS NV 89117-1732

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee, if no capitalization. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

**CHECK ONLY IF APPLICABLE**

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

| NAME | TITLE(S) | | |
|---|---|---|---|
| STEPHEN A. SCHRAMKA | PRESIDENT (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **St** | **Zip** |
| 420 NELLIS BLVD. STE. 121 | LAS VEGAS | NV | 89110 |
| **NAME** | **TITLE(S)** | | |
| STEPHEN A. SCHRAMKA | SECRETARY (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **St** | **Zip** |
| 420 NELLIS BLVD. STE. 121 | LAS VEGAS | NV | 89110 |
| **NAME** | **TITLE(S)** | | |
| STEPHEN A. SCHRAMKA | TREASURER (OR EQUIVALENT OF) | | |
| **ADDRESS** | **CITY** | **St** | **Zip** |
| 420 NELLIS BLVD. STE. 121 | LAS VEGAS | NV | 89110 |
| **NAME** | **TITLE(S)** | | |
| STEPHEN A. SCHRAMKA | DIRECTOR | | |
| **ADDRESS** | **CITY** | **St** | **Zip** |
| 420 NELLIS BLVD. STE. 121 | LAS VEGAS | NV | 89110 |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title PRESIDENT Date 9-22-2009

# MIRADOR, INC.

New Search | Printer Friendly | Calculate List Fees

**Business Entity Information**

| | | | |
|---|---|---|---|
| Status: | Active | File Date: | 9/17/2009 7:43:07 AM |
| Type: | Domestic Corporation | Corp Number: | E0505712009-8 |
| Qualifying State: | NV | List of Officers Due: | 9/30/2010 |
| Managed By: | | Expiration Date: | |

**Registered Agent Information**

| | | | |
|---|---|---|---|
| Name: | CORPORATE CAPITAL FORMATION, INC. | Address 1: | 2724 OTTER CREEK CT 101 |
| Address 2: | | City: | LAS VEGAS |
| State: | NV | Zip Code: | 89117-1732 |
| Phone: | | Fax: | |
| Mailing Address 1: | | Mailing Address 2: | |
| Mailing City: | | Mailing State: | NV |
| Mailing Zip Code: | | | |
| Agent Type: | Commercial Registered Agent - Corporation | | |
| Jurisdiction: | NEVADA | Status: | Active |

View all business entities under this registered agent

**Financial Information**

| | | | |
|---|---|---|---|
| No Par Share Count: | 0 | Capital Amount: | $ 75,000.00 |
| Par Share Count: | 75,000,000.00 | Par Share Value: | $ 0.001 |

**Officers** ☐ Include Inactive Officers

President - STEPHEN A SCHRAMKA

| | | | |
|---|---|---|---|
| Address 1: | 420 NELLIS BLVDSTE 121 | Address 2: | |
| City: | LAS VEGAS | State: | NV |
| Zip Code: | 89110 | Country: | |
| Status: | Active | Email: | |

Secretary - STEPHEN A SCHRAMKA

| | | | |
|---|---|---|---|
| Address 1: | 420 NELLIS BLVDSTE 121 | Address 2: | |
| City: | LAS VEGAS | State: | NV |
| Zip Code: | 89110 | Country: | |

| | | | |
|---|---|---|---|
| Status: | Active | Email: | |
| **Treasurer - STEPHEN A SCHRAMKA** | | | |
| Address 1: | 420 NELLIS BLVDSTE 121 | Address 2: | |
| City: | LAS VEGAS | State: | NV |
| Zip Code: | 89110 | Country: | |
| Status: | Active | Email: | |
| **Director - STEPHEN A SCHRAMKA** | | | |
| Address 1: | 420 NELLIS BLVDSTE 121 | Address 2: | |
| City: | LAS VEGAS | State: | NV |
| Zip Code: | 89110 | Country: | |
| Status: | Active | Email: | |

**Actions\Amendments**

Click here to view 2 actions\amendments associated with this company

You are currently not logged in

*090501*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | 20110220531-37 |
| | Filing Date and Time<br>03/24/2011 12:20 PM |
| | Entity Number<br>E0505712009-8 |

# Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation**

**(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)**

**(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)**

1. Name of Nevada entity as last recorded in this office:

MFRADOR ____, INC.

2. The articles are: (mark only one box) ☒ **Restated** ☐ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ________
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

**RESTATED ARTICLES OF INCORPORATION**
**OF**

# Mirador, Inc.

**1. Name of Company:**

***Dewmar International BMC, Inc.***

**2. Resident Agent:**

The resident agent of the Company is: Corporate Capital Formation, Inc.
2724 Otter Creek Ct 101
Las Vegas, Nevada 89117-1732

**3. Authorized Shares:**

The aggregate number of shares which the corporation shall have authority to issue shall consist of 100,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock, each having a $0.001 par value. The Common Stock and Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common Stock and Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

Of the 25,000,000 authorized shares of Preferred Stock, 20,000,000 are designated "Series A Preferred Stock." These shares shall have the following preferences, limitations and relative rights:

(i) Dividends: The holders of shares of the Series A Preferred Stock shall be entitled to participate in dividends and no such dividend shall be paid, or cumulate, with respect to the Series A Preferred Stock until such time as determined solely in the reasonable discretion of the Board of Directors.

(ii) No Liquidation Preference: In the event of any liquidation, dissolution, or winding up of this corporation, either voluntarily or involuntarily, the holders of Series A Preferred Stock shall be entitled to receive distribution by reason of their ownership thereof.

(iii) Conversion:

(A) Conversion Rights. The Board of Directors of the corporation, using its reasonable discretion, shall determine, either quarterly or annually at its discretion, the mechanism for conversion and shall promptly give notice (the "Notice") to the then current holders of the Series A Preferred Stock. Each such notice shall be dated by the Board of Directors as of the date it is actually sent to the holders of the Series A Preferred Stock. Each share of Series A Preferred Stock may be converted into ten (10) shares of Common Stock as fully paid and non-assessable Common Stock..

In the event of any conversion of Series A Preferred Stock under this subsection, the converting holder shall be entitled to receive any dividends which may have been declared but have not been paid with respect to the shares of Series A Preferred Stock so converted.

(B) Voluntary Conversion Upon Change in Control. In the event that the Board of Directors or the shareholders of the corporation approves any transaction that will result in a change in

MM

control of the corporation (as herein defined), the Board of Directors shall provide each of the holders of the Series A Preferred Stock with at least thirty (30) days advance written notice of the consummation of such transaction. Such notice shall contain all reasonably material information required for a Series A Preferred Stock holder to make an assessment of the merits of the proposed transaction and the advisability of converting. During the period preceding the consummation of the transaction, each holder of Series A Preferred Stock shall be entitled to notify the corporation in writing that the holder desires to convert all or any specified portion of the holder's shares of the Series A Preferred Stock into fully paid and non-assessable shares of Common Stock on the basis of four shares of Common Stock for each share of Series A Preferred Stock so converted with such conversion being effective the day of the consummation of the applicable change in control such that the converting Series A Preferred Stock holders shall be treated as a Common Stock holder for the purposes of the transaction. For purposes hereof, a "change in control" shall be deemed to occur if such is declared by the Board (employing reasonable discretion if the Board determines to so declare) or a friendly or hostile takeover offer is made or persons, acting in concert or owning directly or indirectly, acquire more than twenty percent (20%) of the voting control of the corporation (or sufficient to elect the board) without the consent of a majority of the Series A Preferred Stock holders.

(C) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to receive a certificate(s) for shares of Common Stock representing the Series A Preferred Stock converted, such holder shall surrender the certificate(s) representing the Series A Preferred Stock so converted, duly endorsed, at the principal corporate office of this corporation (or as otherwise directed in any notice), and shall give written notice of the name(s) in which the certificate(s) for shares of Common Stock are to be issued. The corporation shall, promptly thereafter, issue and deliver to such holder of Series A Preferred Stock, or to the nominee(s) of such holder, a certificate(s) for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made on the date of the applicable Notice or as of the date of the consummation of the applicable change in control transaction, and the person(s) entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date.

(D) Adjustment. In the event that the number or kind of shares of Common Stock outstanding is changed by reason of stock dividend, stock split, recapitalization, merger or reorganization, the conversion ratio and/or the securities to be received upon conversion set forth in above shall be appropriately adjusted by the Board of Directors.

(E) No Fractional Shares. No fractional shares of Series A Preferred Stock shall be convertible and no fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion, the corporation shall pay t the holder cash equal to the product of such fraction multiplied by the then current fair market value of one share of Common Stock, computed to the nearest whole cent. The then current fair market value of such shares shall be determined in good faith by the Board of Directors with reference to the public trading price, if any, of such Common Stock.

(F) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Common Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock are insufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including the corporation's using its best efforts to obtain the approval of the shareholders to such increase, if required.

MM

(G) Notices. Any notices by the provisions of this section to be given to the corporation or to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States or Canadian mail, postage prepaid, and addressed to the corporation or to the holder of record at his address on the books of the corporation.

(H) Taxes. The holders of record of the Series A Preferred Stock shall pay any and all documentary, stamp, or other transactional taxes attributable to the issuance and delivery of shares of Common Stock or this corporation upon conversion of any shares of the Series A Preferred Stock.

(I) Voting Rights. Each shareholder of Series A Preferred Stock of record shall have ten (10) votes for each share of Series A Preferred Stock standing in his name in the books of the corporation. Cumulative voting shall not be permitted in the election of directors or otherwise.

Of the 25,000,000 authorized shares of Preferred Stock, 5,000,000 are designated "Series B Preferred Stock." These shares shall have the preferences, limitations, conversion, voting and any relative rights as determined by the Board of Directors at the time of issuance of each share of Series B Preferred Stock.

## 4. Board of Directors:

The Company shall initially have one director (1) who is Marco Moran, whose address is PO Box 27740, Las Vegas, NV 89126. This individual shall serve as director until his successor or successors have been elected and qualified. The number of directors may be increased or decreased by a duly adopted amendment to the By-Laws of the Corporation.

## 5. Preemptive Rights and Assessment of Shares:

Holders of Common Stock or Preferred Stock of the corporation shall not have any preference, preemptive right or right of subscription to acquire shares of the corporation authorized, issued, or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors in its sole discretion, may determine from time to time.

The Common Stock and Preferred Stock of the Corporation, after the amount of the subscription price has been fully paid in, in money, property or services, as the directors shall determine, shall not be subject to assessment to pays the debts of the corporation, nor for any other purpose, and no Common Stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended to provide for such assessment.

## 6. Directors' and Officers' Liability

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

## 7. Indemnity

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the

MM

corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer

## 8. Amendments

Subject at all times to the express provisions of Section 5 on the Assessment of Shares, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-Laws, in the manner now or hereafter prescribed by statute or the Articles of Incorporation or said By-Laws, and all rights conferred upon shareholders are granted subject to this reservation.

## 9. Power of Directors

In furtherance, and not in limitation of those powers conferred by statute, the Board of Directors is expressly authorized:

(a) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or repeal the By-Laws of the corporation;

(b) To authorize and caused to be executed mortgages and liens, with or without limitations as to amount, upon the real and personal property of the corporation;

(c) To authorize the guaranty by the corporation of the securities, evidences of indebtedness and obligations of other persons, corporations or business entities;

(d) To set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve;

(e) By resolution adopted by the majority of the whole board, to designate one or more committees to consist of one or more directors of the of the corporation, which, to the extent provided on the resolution or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have name and names as may be stated in the By-Laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

MM

All the corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise herein or in the By-Laws or by law.

**IN WITNESS WHEREOF**, I hereunder set my hand this 28th day of December, 2010, hereby declaring and certifying that the facts stated hereinabove are true.

Mirador, Inc.

By: Marco Moran as President

Marco Moran, President, on behalf
of Mirador, Inc.

*200201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20110220532-48 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 03/24/2011 12:20 PM |
| | Entity Number E0505712009-8 |

# Name Consent or Release

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Name Consent (If name is *currently filed* in Nevada)

I, DEWMAR INTERNATIONAL BMC, INC. (current holder of name), hereby give consent to MIRADOR, INC. (recipient of name consent) to use the name DEWMAR INTERNATIONAL BMC, INC. (name being released for use by the recipient)

## Name Reservation Release (If name is *currently reserved* in Nevada)

I, ______ (current holder of reserved name), hereby give consent to ______ (person to whom reserved name is being released) to use the name ______ (reserved name being released)

Signed: X Marco Moran as President (document must be signed before a notary public)
signature of current holder of name

State of MS

County of Hinds

This document was acknowledged before me on January 3, 2011
date

By Marco Moran
name of person being notarized

signature of notary public

STATE OF MISSISSIPPI NOTARY PUBLIC ... A. GRISBY ... Comm. Exp. 03-31-2013 HINDS COUNTY

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20110222012-93 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 03/25/2011 9:30 AM |
| | Entity Number E0132372009-5 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DEWMAR INTERNATIONAL BMC, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

I. Name of Company: DSD Network of America, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: in excess of 51%.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4820
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20120580547-54 |
|---|---|
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 08/22/2012 3:52 PM |
| | Entity Number E0505712009-8 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

DEWMAR INTERNATIONAL BMC, INC. (ENTITY NO. E0505712009-8)

2. The articles have been amended as follows: (provide article numbers, if available)

1. NAME OF CORPORATION. THE NAME OF THE CORPORATION SHALL BE MIRADOR, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: IN EXCESS OF 51%

4. Effective date and time of filing: (optional) Date: 8-22-2012 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] as President

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

# STATE OF NEVADA

***ROSS MILLER***
*Secretary of State*

***SCOTT W. ANDERSON***
*Deputy Secretary for Commercial Recordings*

**OFFICE OF THE**
**SECRETARY OF STATE**

***Commercial Recordings Division***
*202 N. Carson Street*
*Carson City, NV 89701-4069*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

NEVADA CORPORATE HEADQUARTERS, INC
P O BOX 27740
LAS VEGAS, NV 89126

**Job:C20130116-2255**
January 17, 2013

**Special Handling Instructions:**
AM EX EMAIL ON 1/17/13 DJM (ESOS DOWN 1/11-1/16)

**Charges**

| Description | Document Number | Filing Date/Time | Qty | Price | Amount |
|---|---|---|---|---|---|
| Amendment | 20130022442-90 | 1/11/2013 1:57:04 PM | 1 | $175.00 | $175.00 |
| 24 Hour Expedite | 20130022442-90 | 1/11/2013 1:57:04 PM | 1 | $125.00 | $125.00 |
| Total | | | | | $300.00 |

**Payments**

| Type | Description | Amount |
|---|---|---|
| Credit | 100461\|13011765833075 | $300.00 |
| Total | | $300.00 |

**Credit Balance:** $0.00

**Job Contents:**
File Stamped Copy(s): 1

NEVADA CORPORATE HEADQUARTERS, INC
P O BOX 27740
LAS VEGAS, NV 89126

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20130022442-90 |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | Filing Date and Time 01/11/2013 1:57 PM |
| | Entity Number E0505712009-8 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

MIRADOR, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

1. NAME OF CORPORATION: THE NAME OF THE CORPORATION IS MEGAS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: IN EXCESS OF 51%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X as President

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*